UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2013 (May 28, 2013)

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	0-26176	88-0336997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 SOUTH MERIDIAN BLVD. ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

(303) 723-1000
(Registrant’s telephone number, including area code)

DISH DBS CORPORATION

(Exact name of registrant as specified in its charter)

COLORADO	333-31929	84-1328967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 SOUTH MERIDIAN BLVD. ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 28, 2013, DISH DBS Corporation (the “Company”), an indirect wholly-owned subsidiary of DISH Network Corporation (“DISH Network”), entered into an indenture (the “2017 Indenture”), among the Company, the guarantors named on the signature page thereto (the “Guarantors”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”), relating to the Company’s issuance of $1.25 billion aggregate principal amount of its 5% Senior Notes due 2017 (the “2017 Notes”) at an issue price of 100% of the principal amount of the 2017 Notes.  On the same date, the Company also entered into an indenture (the “2023 Indenture” and, together with the 2017 Indenture, the “Indentures”), among the Company, the Guarantors and the Trustee, relating to the Company’s issuance of $1.35 billion aggregate principal amount of its 6.25% Senior Notes due 2023 (the “2023 Notes” and, together with the 2017 Notes, the “Notes”) at an issue price of 100% of the principal amount of the 2023 Notes.  Copies of the 2017 Indenture and the 2023 Indenture are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated herein by reference. For a description of the material terms of the Indentures and the Notes, see the information set forth below under Item 2.03, which is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 28, 2013, the Company issued $1.25 billion aggregate principal amount of 2017 Notes pursuant to the 2017 Indenture at an issue price of 100% of the principal amount of the 2017 Notes and $1.35 billion aggregate principal amount of 2023 Notes pursuant to the 2023 Indenture at an issue price of 100% of the principal amount of the 2023 Notes. The Notes were sold in a private placement to (1) “qualified institutional buyers” in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and (2) outside the United States to persons who are not “U.S. persons” (as defined in Rule 902 of Regulation S under the Securities Act) in compliance with Regulation S under the Securities Act. The net proceeds from the offering were placed into escrow.  The net proceeds from the offering will be released from escrow to make a cash distribution to DISH Network to finance a portion of the cash consideration for DISH Network’s proposed merger with Sprint Nextel Corporation (“Sprint”). If at any time on or prior to May 28, 2014, DISH Network does not acquire or merge with Sprint (or acquires or merges with Sprint in a transaction for which the cash consideration paid by DISH Network is less than $2.6 billion) or DISH Network abandons its efforts to acquire Sprint, the Company will be required to redeem all of the 2017 Notes at a redemption price equal to (x) if the redemption date is on or prior to November 28, 2013, 100% of the aggregate principal amount of the 2017 Notes, and (y) if the redemption date is later than November 28, 2013, 101% of the aggregate principal amount of the 2017 Notes, and to redeem all of the 2023 Notes at a redemption price equal to 101% of the aggregate principal amount of the 2023 Notes, in each case plus accrued and unpaid interest.

The 2017 Notes bear interest at a rate of 5% per annum and mature on May 15, 2017. The 2023 Notes bear interest at a rate of 6.25% per annum and mature on May 15, 2023. Interest on the Notes will be payable semi-annually on May 15 and November 15 of each year, commencing on November 15, 2013, to the holders of record of such Notes at the close of business on May 1 or November 1, respectively, preceding such interest payment date. The Indentures contain covenants that will limit the Company’s ability and, in certain instances, the ability of certain of the Company’s subsidiaries, to, among other things: (i) incur additional debt; (ii) pay dividends or make distributions on the Company’s capital stock or repurchase the Company’s capital stock; (iii) make certain investments; (iv) create liens or enter into sale and leaseback transactions; (v) enter into transactions with affiliates; (vi) merge or consolidate with another company; and (vii) transfer and sell assets. These covenants include certain exceptions.

The Company may, at its option, at any time and from time to time redeem all or any portion of the Notes on not less than 30 and not more than 60 days’ prior notice mailed to the holders of the Notes to be redeemed. The Notes will be redeemable at a price equal to the principal amount of the Notes being redeemed, plus accrued and unpaid interest to the date of redemption and a “make-whole” premium calculated under the applicable Indenture. At any time prior to May 15, 2016, the Company may also redeem up to 35% of each series of the Notes at a purchase price equal to, in the case of the 2017 Notes, 105% of the principal amount of the 2017 Notes redeemed, and in the case of the 2023 Notes, 106.25% of the principal amount of the 2023 Notes redeemed, in each case plus accrued and unpaid interest, if any, as of the date of redemption with the net cash proceeds from certain equity offerings or capital contributions.

Each Indenture provides for customary events of default, including: nonpayment, breach of the covenants in such Indenture, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy, insolvency and reorganization. If any event of default occurs and is continuing under an Indenture, the trustee or the holders of at least 25% in principal amount of the then outstanding Notes issued pursuant to such Indenture may declare all the Notes issued pursuant to such Indenture to be due and payable immediately, together with interest, if any, accrued thereon.

Under the terms of a Registration Rights Agreement, the Company has agreed to register notes having substantially identical terms as the Notes with the Securities and Exchange Commission as part of an offer to exchange freely tradable exchange notes for the Notes.

The description set forth above is qualified in its entirety by the Indentures and the Registration Rights Agreement filed herewith as exhibits.

A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.3 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 4.1	Indenture, relating to the 2017 Notes, dated as of May 28, 2013, among the Company, the Guarantors and Wells Fargo Bank, National Association, as trustee.

Exhibit 4.2	Indenture, relating to the 2023 Notes, dated as of May 28, 2013, among the Company, the Guarantors and Wells Fargo Bank, National Association, as trustee.

Exhibit 4.3	Registration Rights Agreement, dated as of May 28, 2013, among the Company, the Guarantors and Barclays Capital Inc., as representative of the several purchasers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION DISH DBS CORPORATION

Date: May 29, 2013	By:	/s/ Robert E. Olson
Robert E. Olson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 4.1	Indenture, relating to the 2017 Notes, dated as of May 28, 2013, among the Company, the Guarantors and Wells Fargo Bank, National Association, as trustee.

Exhibit 4.2	Indenture, relating to the 2023 Notes, dated as of May 28, 2013, among the Company, the Guarantors and Wells Fargo Bank, National Association, as trustee.

Exhibit 4.3	Registration Rights Agreement, dated as of May 28, 2013, among the Company, the Guarantors and Barclays Capital Inc., as representative of the several purchasers.